[USAA                        USAA MONEY MARKET FUND
EAGLE                   SUPPLEMENT DATED DECEMBER 5, 2008
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2008



On  December 4, 2008,  the Board of Trustees of the USAA Money  Market Fund (the
Fund) approved the continuation of the Fund's participation in the U.S. Department of the Treasury's (the U.S. Treasury) Temporary Guarantee Program for Money Market Funds (the Program). The Fund's continuation in the Program will become effective upon the U.S. Treasury's acceptance of the Fund's extension notice.

Subject to certain terms and conditions, the Program provides coverage to shareholders for amounts held in the Fund as of the close of business on September 19, 2008. If the Fund's NAV declines to below $0.995 after that date (Guarantee Event), the Program will provide coverage to Fund shareholders for up to $1 per share for the lesser of either the number of shares the shareholder held in the Fund at the close of business on that date or the number of shares the shareholder holds on the date that the Guarantee Event occurs. Fund shares acquired after September 19, 2008, generally are not covered under the Program. Additionally, if you were not a shareholder of the Fund on September 19, 2008, or if you had a zero balance after September 19, 2008, you will not be covered under the Program.

The Fund will be responsible for payment of fees required to continue its participation in the Program without regard to any waivers or expense limitations in effect for the Fund. The participation fee for the term of the Program (ending April 30, 2009) is 0.015% of the number of shares outstanding of the Fund as of September 19, 2008.

As a requirement of continued participation in the Program, the Fund has agreed to liquidate within approximately 30 days if a Guarantee Event occurs.
Participation in the Program does not guarantee a $1 NAV upon redemption or liquidation of shares. The amount of coverage is dependent on the availability of assets in the Exchange Stabilization Fund as determined by the U.S. Treasury.

The Program will provide coverage to shareholders as of September 19, 2008. The Secretary of the U.S. Treasury (the Secretary) may extend the program until September 18, 2009; however, no decision has been made to extend the program beyond April 30, 2009. If the Program is extended, the Fund's Board of Trustees again will consider whether to continue to participate, and the Fund would have to renew its participation and pay additional fees required at the extension point to maintain coverage. If the Fund does not participate in this extension, it will not be eligible to participate in any potential further extension of the program. If the Secretary chooses not to renew the Program after April 30, 2009, the Program will terminate.

                                                                      89812-1208

[USAA                   USAA TAX EXEMPT MONEY MARKET FUND
EAGLE                   USAA CALIFORNIA MONEY MARKET FUND
LOGO (R)]            USAA FLORIDA TAX-FREE MONEY MARKET FUND
                         USAA NEW YORK MONEY MARKET FUND
                         USAA VIRGINIA MONEY MARKET FUND
                        SUPPLEMENT DATED DECEMBER 5, 2008
                            TO EACH FUND'S PROSPECTUS
                              DATED AUGUST 1, 2008



On December 4, 2008, the Board of Trustees of the USAA Tax Exempt Money Market Fund, USAA California Money Market Fund, USAA Florida Tax-Free Money Market Fund, USAA New York Money Market Fund, and USAA Virginia Money Market Fund (the Funds) approved the continuation of the Funds' participation in the U.S. Department of the Treasury's (the U.S. Treasury) Temporary Guarantee Program for Money Market Funds (the Program). The Funds' continuation in the Program will become effective upon the U.S. Treasury's acceptance of the Funds' extension notice.

Subject to certain terms and conditions, the Program provides coverage to shareholders for amounts held in a Fund as of the close of business on September 19, 2008. If the Fund's NAV declines to below $0.995 after that date (Guarantee Event), the Program will provide coverage to Fund shareholders for up to $1 per share for the lesser of either the number of shares the shareholder held in the Fund at the close of business on that date or the number of shares the shareholder holds on the date that the Guarantee Event occurs. Fund shares acquired after September 19, 2008, generally are not covered under the Program. Additionally, if you were not a shareholder of the Fund on September 19, 2008, or if you had a zero balance after September 19, 2008, you will not be covered under the Program.

Each Fund will be responsible for payment of fees required to continue its participation in the Program without regard to any waivers or expense limitations in effect for the Fund. The participation fee for the term of the Program (ending April 30, 2009) is 0.015% of the number of shares outstanding of each Fund as of September 19, 2008.

As a requirement of continued participation in the Program, each Fund has agreed to liquidate within approximately 30 days if a Guarantee Event occurs.
Participation in the Program does not guarantee a $1 NAV upon redemption or liquidation of shares. The amount of coverage is dependent on the availability of assets in the Exchange Stabilization Fund as determined by the U.S. Treasury.

The Program will provide coverage to shareholders as of September 19, 2008. The Secretary of the U.S. Treasury (the Secretary) may extend the program until September 18, 2009; however, no decision has been made to extend the program beyond April 30, 2009. If the Program is extended, the Fund's Board of Trustees again will consider whether to continue to participate, and the Fund would have to renew its participation and pay additional fees required at the extension point to maintain coverage. If the Fund does not participate in this extension, it will not be eligible to participate in any potential further extension of the program. If the Secretary chooses not to renew the Program after April 30, 2009, the Program will terminate.

The U.S. Treasury and the Internal Revenue Service have issued guidance that confirms participation in the Program will not be treated as a federal guarantee that jeopardizes the tax-exempt treatment of payments by the Funds.


                                                                      89811-1208